UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2011
Date of Report (Date of earliest event reported)

FOX PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52721	_____
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York 10018	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-515
Registrant’s telephone number, including area code

545 Eighth Avenue, Suite 401
New York, New York 10018
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Effective on March 1, 2011, the Board of Directors of Fox Petroleum Corporation, a Nevada corporation (the "Company") accepted the resignation of William Robert Lieberman the President and Director of the Company.   Effective on March 1, 2011, the Board of Directors of the Company accepted the resignation of William Lieberman as the President/Chief Executive Officer and a Director of the Company.

Effective on March 1, 2011, the Board of Directors of the Company accepted the consent of James Molloy to act as the President/Chief Executive Officer and a member of the Board of Directors of the Company. Therefore, as of the date of this Current Report, the Company’s Board of Directors is comprised of James Molly.  Mr. Molloy is currently the companies Treasurer and Secretary.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM CORPORATION /s/ William Lieberman
DATE: March 1, 2011	Name: William Lieberman
Title: President/Chief Executive Officer